UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                         ________________________

                                 FORM 8-K

                              CURRENT REPORT
 PURSUANT TO SECTION 13  OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                         ________________________
    Date of Report (Date of earliest event reported) November 5, 2007
                          (September 25, 2007)

                    ASIA AUTOMOTIVE ACQUISITION CORPPORATION
          (Exact Name of Each Registrant as Specified in its Charter)


DELAWARE                333-127755                20-3022522

(State or other     (Commission File Number)   (I.R.S. Employer
jurisdiction of                                Identification
Incorporation or                               Number)
organization)



          199 PIERCE STREET, SUITE 202 BIRMINGHAM, MICHIGAN 48009
                (Address of principal executive offices)

                          (248) 593-8330
          (Registrant's telephone number, including area code)

                        ________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 {X} Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 { } Soliciting material pursuant to Rule 14a-12(b) under the Exchange
     Act (17 CFR 240.14a-12(b))

 { } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 { } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Announcement of Material Event

Asia Automotive Acquisition Corporation ("AAAC") announced today the unaudited financial results for the three and nine months ended September 30, 2007 for its merger partner, Hunan Tongxin Enterprise Co., Ltd. ("Tongxin") (see attached table). As previously announced on July 25, 2007, AAAC signed an Equity Acquisition Agreement with Tongxin pursuant to which Tongxin and AAAC will merge into a newly created British Virgin Islands company, Tongxin International, Ltd.

For the three months ended September 30, 2007 Tongxin had:

* Revenue of approximately $21.8 million, an increase of 43% from $15.2 million for the same period in the prior year;

* Operating income of approximately $4.1 million, an increase of 41% from $2.9 million for the same period in the prior year;

* Net income totaled approximately $2.5 million, an increase of 39% from $1.8 million for the same period the prior year.


For the nine months ended September 30, 2007 Tongxin had:

* Net Income of $7.75 million, an increase of 102 % from $3.83 million for the same period in the prior year. Net income for the current period excludes one time costs of $230,000 for legal, accounting and audit fees associated with the proposed transaction with AAAC.

*  EBITDA of $14.6 million, or 23.2% of net revenues.


Exhibits

99.1 Press Release dated November 5, 2007



Date: November 5, 2007

ASIA AUTOMOTIVE ACQUISITION CORPORATION

By: /s/ William R. Herren

---------------------------------------
William R. Herren
Chairman


By: /s/ Rudy Wilson

---------------------------------------
Rudy Wilson
Chief Executive Officer


EXHIBIT INDEX

Exhibit No. Description

99.1 Press Release dated November 5, 2007





         ASIA AUTOMOTIVE ACQUISITION CORPORATION ANNOUNCES
           UNAUDITED FINANCIAL RESULTS OF MERGER PARTNER
       FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007
       ______________________________________________________
     Q3 Revenue Increases 43% to $21.8 Million from $15.2 Million Q3 Net Income Increases 39% to $2.5 Million from $1.8 Million at 9/30/2007

November 5, 2007 - Asia Automotive Acquisition Corporation (OTCBB: AAAC, AAACU, AAACW)("AAAC"), announced today the unaudited financial results for the three and nine months ended September 30, 2007 for its merger partner, Hunan Tongxin Enterprise Co., Ltd. ("Tongxin") (see attached table). As previously announced on July 25, 2007, AAAC signed an Equity Acquisition Agreement with Tongxin pursuant to which Tongxin and AAAC will merge into a newly created British Virgin Islands company, Tongxin International, Ltd.

For the three months ended September 30, 2007 Tongxin had:

* Revenue of approximately $21.8million, an increase of 43% from $15.2 million for the same period in the prior year;

* Operating income of approximately $4.1 million, an increase of 41% from $2.9 million for the same period in the prior year;

* Net income totaled approximately $2.5 million, an increase of 39% from $1.8 million for the same period the prior year.


For the nine months ended September 30, 2007 Tongxin had:

* Net Income of $7.75 million, an increase of 102 % from $3.83 million for the same period in the prior year. Net income for the current period excludes one time costs of $230,000 for legal, accounting and audit fees associated with the proposed transaction with AAAC.

*  EBITDA of $14.6 million, or 23.2% of net revenues.


                             About the Company
=========================================================================

AAAC is a blank check company organized in June 20, 2005 for the purpose of effecting a merger, capital stock exchange, equity acquisition or other similar business combination with one or more operating business within the global automotive component industry that have their primary operating facilities located in China, India or the Association of South Eastern Nations. AAAC's IPO went effective in April 2007. On July 25, 2007, AAAC announced that it signed an Equity Acquisition Agreement pursuant to pursuant to which Tongxin and AAAC will merge into a newly created British Virgin Islands company, Tongxin International, Ltd.

Tongxin was established under the laws of the PRC on November 27, 1984 as Changsha Meihua Automobile Factory Co., Ltd. On November 2, 2000, Tongxin was converted into a stock holding company. Currently, Tongxin is the largest private Chinese independent supplier of Engineered Vehicle Body Structures solely in the PRC. It is capable of providing exterior body panels for both passenger and commercial vehicles in addition to designing, fabricating and testing stamping dies for processing of body panels. Tongxin also manufactures complete cab structures for commercial vehicles.

Additional information regarding AAAC, Tongxin and Tongxin International is available in the Preliminary Proxy Statement that AAAC filed with the Securities and Exchange Commission on September 20, 2007. A copy of the filing in its entirety is available at www.sec.gov.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about AAAC, Tongxin and their combined business and revenue expectations after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of AAAC's and Tongxin's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:business conditions in China; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Tongxin is engaged; cessation or changes in government incentive programs: potential trade barriers affecting international expansion; fluctuations in customer demand; management of rapid growth and transitions to new markets; intensity of competition from or introduction of new and superior products by other providers of distributed automotive engineered vehicle body structures; timing, approval and market acceptance of new product introductions; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in AAAC's BVI subsidiary, Tongxin International's filings with the Securities and Exchange Commission, and the Preliminary Proxy Statement
(Reg. No. 333-127755). The information set forth herein should be read in light of such risks. Neither AAAC nor Tongxin assumes any obligation to update the information noted within in this press release.

In connection with the pending transaction, AAAC has filed with the SEC a Preliminary Proxy Statement for the stockholders of AAAC. The stockholders of AAAC are urged to read the Preliminary Proxy Statement as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about Tongxin, Tongxin International, AAAC and the proposed transaction. The Definitive Proxy Statement will be mailed to stockholders of AAAC after the Preliminary Proxy Statement is declared effective by the SEC. AAAC stockholders will be able to obtain the Preliminary Proxy Statement, and any other relevant filed documents for free at the SEC's website (www.sec.gov). These documents can also be obtained for free from AAAC by directing a request to David J. Brophy c/o Asia Automotive Acquisition Corporation, 199 Pierce Street, Suite 202, Birmingham, MI 48009.

----------------------------------------------------------------------------

AAAC and their respective directors and officers may be deemed to be participants in the solicitation of approvals from AAAC stockholders in respect of the proposed transaction. Information regarding AAAC's participants is available in the Preliminary Proxy Statement.

----------------------------------------------------------------------------


               Hunan Tongxin Enterprise Co., Ltd. and Subsidiaries
               __________________________________________________

             Unaudited Interim Consolidated Statements of Operations
      For the three and nine month periods ended September 30, 2007 and 2006
                       (in Thousand United States dollars)

                          For the three months ended     For the nine months ended
                          --------------------------     ---------------------------
                          Sept.30,       Sept.30,        Sept.30,       Sept.30,
                          2007           2006            2007           2006
                          (unaudited)    (unaudited)     (unaudited)    (unaudited)
                          ------------   -----------     -----------    ------------
Revenues (net)            21,822         15,156          62,922         47,156

Cost of good sold         15,135          9,749          43,066         33,749
                          __________________________________________________________
Gross profit               6,687          5,407          19,856         13,407
                          __________________________________________________________
Operating expenses

Selling, general and
administrative             2,572          2,518           7,270          6,718

Operating Income           4,115          2,889          12,856          6,689

Interest Expense             518            436           1,520          1,276

Other income/expense          58           -0-               73            299
(net)
                           _________________________________________________________
Net income (loss) before
taxes                      3,662          2,453          11,146          5,712

Income taxes               1,179            658           3,625          1,885
                           _________________________________________________________
Net income (loss)          2,483          1,768           7,751*         3,827
                           _________________________________________________________


* excluding $230,000 in one time costs for legal, accounting and audit fees associated with the proposed transaction.



ASIA AUTOMOTOVE ACQUISITION CORPORATION
Filing Date: November 5, 2007